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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-59188
                                                                    33-45450
                                                                    333-02419
                                                                    33-55218
                                                                    33-46515
                                                                    33-63685
                                                                    33-48765
                                                                    33-81012

                      SUPPLEMENT TO THE PROSPECTUSES OF

TCW/DW BALANCED FUND Dated November 17, 1997
TCW/DW CORE EQUITY TRUST Dated July 28, 1997
TCW/DW GLOBAL TELECOM TRUST Dated July 28, 1997
TCW/DW INCOME AND GROWTH FUND Dated July 28, 1997
TCW/DW LATIN AMERICAN GROWTH FUND Dated July 28, 1997
TCW/DW MID-CAP EQUITY TRUST Dated July 28, 1997
TCW/DW SMALL CAP GROWTH FUND Dated July 28, 1997
TCW/DW TOTAL RETURN TRUST Dated September 30, 1997

   The Trustees of each investment company named above have approved certain changes to the minimum required investments for each Fund and various matters pertaining to certain retirement plans, including the terms of the contingent deferred sales charge applicable to redemptions by such plans. The disclosure in the section of each of the above Prospectuses entitled "Purchase of Fund Shares" pertaining to minimum investment requirements (other than the Prospectus of TCW/DW Balanced Fund, which already contains this disclosure) is hereby modified to reflect the following:

      The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years.

      In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000.

   The first reference in each of the above Prospectuses to "retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code . . . for which Dean Witter Trust Company or Dean Witter Trust FSB serves as Trustee or the 401(k) Support Services Group of Dean Witter Reynolds Inc. ("DWR") serves as recordkeeper" [Prospectuses dated July 28, 1997] or "retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code . . . for which Dean Witter Trust FSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper" [Prospectuses dated after July 28, 1997] is hereby changed to "employer-sponsored 401(k) and other plans qualified under
Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Dean Witter Trust FSB ("DWT") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement." All subsequent references to such plans in each of the above Prospectuses are hereby changed to "Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement."

   The disclosure in the section of each of the above Prospectuses entitled "Purchase of Fund Shares" pertaining to eligibility to purchase Class D shares is hereby modified to reflect the following:

      Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement must satisfy an initial investment minimum of $25 million to be eligible to purchase Class D shares. Such Qualified Retirement Plans will be eligible to purchase Class D shares if they have a

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    cumulative net asset value of Class A and Class D shares of the Fund and other TCW/DW Funds that, together with the current investment amount, is equal to at least $25 million. For other investors, the $5 million minimum initial investment requirement and the provisions regarding eligibility to purchase Class D shares if they have a cumulative net asset value of shares of Class A and Class D shares of the Fund and other TCW/DW Funds that, together with the current investment amount, is equal to at least $5 million remains unchanged.

   The disclosure in the section of each of the above Prospectuses entitled "Purchase of Fund Shares" pertaining to the Contingent Deferred Sales Charge ("CDSC") is hereby modified to reflect the following:

      In the case of Class B shares of the Fund held by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the three-year CDSC presently applicable only to redemptions of shares held by such plans whose accounts were opened on or after July 28, 1997 shall now also apply to redemptions of shares purchased on or after July 28, 1997 by such plans whose accounts were opened before July 28, 1997.

December 31, 1997